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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): JUNE 14, 2001
                                                          -------------




                             UNITED AUTO GROUP, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)





              DELAWARE                             1-12297                            22-3086739
              --------                             -------                            ----------
  (State or Other Jurisdiction of          (Commission File Number)          (IRS Employer Identification
           Incorporation)                                                              Number)


       13400 OUTER DRIVE WEST                                                           48239
       ----------------------                                                           -----
            DETROIT, MI                                                          (Including Zip Code)
            -----------
  (Address of Principal Executive
              Offices)






                                  313-592-7311
                                 -------------
              (Registrant's Telephone Number, Including Area Code)




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 - Press Release of United Auto Group, Inc. (the "Company"), dated June 14, 2001.

ITEM 9.  REGULATION FD DISCLOSURE

On June 14, 2001, United Auto Group, Inc. issued a press release announcing that based on continued growth in revenues and gross profit, it expects to exceed current Wall Street earnings estimates for the second quarter, and for the full year ending December 31, 2001. A copy of the press release is attached hereto as
Exhibit 99.1 and incorporated by reference herein.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 14, 2001            UNITED AUTO GROUP, INC.


                                 By: /s/ Robert H. Kurnick, Jr.
                                     ------------------------------------------
                                          ROBERT H. KURNICK, JR.
                                 Its:     EXECUTIVE VICE PRESIDENT



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                                  EXHIBIT INDEX


   EXHIBIT NUMBER         DESCRIPTION OF EXHIBIT         SEQUENTIAL PAGE NUMBER



    EXHIBIT 99.1        Press Release of United
                        Auto Group, Inc., dated
                        June 14, 2001